SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                              (Amendment No. ___)

Filed by the Registrant / X /
Filed by a Party other than the Registrant /  /

Check the appropriate box:
/X /     Preliminary Proxy Statement
/__/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/__/     Definitive Proxy Statement
/__/     Definitive Additional Materials
/__/     Soliciting Materials Pursuant to Section 240.14a-12


                                 THE AEGIS FUNDS
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                (Name of Registrant as Specified In Its Charter)

           -----------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X / No fee required.
/__/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/__/ Fee paid previously with preliminary materials.
/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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It is anticipated that definitive materials will be released to security holders on or around February 16, 2007.

                           AEGIS VALUE FUND, INC. AND
                              AEGIS HIGH YIELD FUND

                        1100 North Glebe Road, Suite 1040
                         Arlington, Virginia 22201-4798

                                                          February __, 2007

Dear Shareholders:

The Board of Directors of Aegis Value Fund, Inc. and the Board of Trustees of The Aegis Funds are pleased to invite you to the Joint Special Meeting (the "Meeting") of the Shareholders of Aegis Value Fund, Inc. and Aegis High Yield Fund, a series of The Aegis Funds (each, a "Fund" and collectively, the "Funds") to be held on April 4, 2007. The accompanying Notice of Joint Special Meeting of Shareholders and Proxy Statement present two proposals to be considered at the Meeting.

At the Meeting, you will be asked to elect two experienced individuals as Directors of Aegis Value Fund, Inc. and Trustees of The Aegis Funds. Because the owners of the Adviser to the Funds, Aegis Financial Corporation, have recently entered into ownership transactions whereby the Adviser has become wholly-owned by the Fund portfolio managers and Scott L. Barbee has become the majority owner of the Adviser, you will also be asked to consider and approve a new investment advisory agreement between each Fund and Aegis Financial Corporation on substantially the same terms as the previous agreements neither Fund's investment advisory fee will increase under its New Advisory Agreement. Each proposal is explained more fully in the attached Proxy Statement.

The Directors and Trustees of each Fund have concluded that the proposals are in the best interests of their respective Fund and unanimously recommend that you vote "FOR" both proposals.

The Funds welcome your attendance at the Meeting. If you are unable to attend, the Funds encourage you to vote promptly by proxy. The Altman Group, a proxy solicitation firm (the "Proxy Solicitor"), has been selected to assist in the proxy solicitation process. If the Funds have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor reminding you to vote by proxy. No matter how many shares you own, your vote is very important.


                                                          Sincerely,



                                                          William S. Berno
                                                          President
                                                          Aegis Value Fund, Inc.
                                                          The Aegis Funds

                              QUESTIONS AND ANSWERS
                     THE AEGIS VALUE FUND, INC. AND AEGIS HIGH YIELD FUND
                                 PROXY STATEMENT

Q. WHY DID YOU SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Joint Special Meeting of Shareholders (the "Notice") and Proxy Statement, which provides you with information you should review before voting on the proposals that will be presented at the Joint Special Meeting of Shareholders (the "Meeting") for the Aegis Value Fund, Inc. and Aegis High Yield Fund (each, a "Fund" and collectively, the "Funds"). You are receiving these proxy materials because you own shares of one or both of the Funds. As a shareholder, you have the right to vote for the election of Directors or Trustees and on the investment advisory agreement proposal for the Fund in which you have made an investment.

Q. WHO IS ASKING FOR MY VOTE?

A. The Board of Directors of Aegis Value Fund, Inc. or the Board of Trustees of The Aegis Funds, on behalf of Aegis High Yield Fund, is asking you to vote at the Meeting on the following proposals (collectively, the "Proposals"):

     o    A proposal to elect Directors or Trustees; and
     o A proposal to approve an investment advisory agreement between a Fund and Aegis Financial Corporation.

Q. HOW DO THE BOARDS RECOMMEND I VOTE?

A. Each Board recommends that you vote "FOR" both Proposals.

Q. WHO IS ELIGIBLE TO VOTE?

A. Shareholders of record of a Fund at the close of business on February 15, 2007 (the "Record Date") are entitled to vote at the Meeting or any adjournment of the Meeting. If you owned shares of a Fund on the Record Date, you have the right to vote on matters affecting that Fund even if you later redeemed the shares.

Q. WHAT ROLE DO THE BOARDS PLAY?

A. Each Board oversees the management of its respective Fund. Each of the Directors/Trustees has an obligation to act in what he believes to be the best interests of a Fund, including approving and recommending the new investment advisory agreements proposed in the Proxy Statement. The background of each nominee for Director/Trustee is described in the Proxy Statement.

Q. HOW CAN I VOTE MY SHARES?

A. Please follow the instructions included on the enclosed Proxy Card.

Q. WHAT IF I WANT TO REVOKE MY PROXY?

A. You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Funds at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201-4798, (ii) by signing and submitting another proxy of a later date, or (iii) by personally voting at the Meeting.

Q. WHAT NUMBER DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A. Please call ____________________ if you have questions.

                             AEGIS VALUE FUND, INC.

                             AEGIS HIGH YIELD FUND,
                           a series of The Aegis Funds

                              1100 North Glebe Road
                                   Suite 1040
                            Arlington, VA 22201-4798

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                                  APRIL 4, 2007

To the Shareholders of Aegis Value Fund, Inc. and Aegis High Yield Fund:

Notice is hereby given that a Joint Special Meeting (the "Meeting") of the Shareholders of Aegis Value Fund, Inc. and Aegis High Yield Fund, a series of The Aegis Funds (each, a "Fund" and collectively, the "Funds") will be held at the offices of Seward & Kissel LLP, 1200 G Street, NW, Suite 350, Washington, DC 20005, on April 4, 2007 at 10:00 a.m., Eastern Standard Time. At the Meeting, as discussed in greater detail in the accompanying Proxy Statement dated February __, 2007, shareholders of each Fund will be asked to consider the following proposals.

     PROPOSAL ONE:  A Proposal to elect two Directors/Trustees of the Fund, each such Director/Trustee to serve for a term of indefinite duration and until his successor is duly elected and qualifies.

     PROPOSAL TWO:  A Proposal to approve a new Investment Advisory Agreement between the Fund and Aegis Financial Corporation.

In addition, shareholders will be asked to consider and vote on any such other matters as may properly come before the Meeting.

Only shareholders of record of a Fund at the close of business on February 15, 2007 are entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. The enclosed Proxy Card is being solicited on behalf of the Board of Directors/Trustees of a Fund. Each shareholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed Proxy Card, or to vote by telephone at (___) ___-____ or via the Internet as described on the enclosed Proxy Card.

The Boards of Directors/Trustees recommend a vote "FOR" each Proposal.


                                                   By Order of the Boards of
                                                   Directors/Trustees,


                                                   Scott L. Barbee
                                                   Secretary and Treasurer
                                                   Aegis Value Fund, Inc.
                                                   The Aegis Funds

Arlington, Virginia
February __, 2007

                             YOUR VOTE IS IMPORTANT


Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also by telephone or through the Internet authorize a proxy to vote your shares. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your Proxy Card promptly in order to avoid any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

                                TABLE OF CONTENTS


                                                                            Page
Introduction

Part One -   The Proposals
             Proposal One   --  Election of Directors/Trustees
             Proposal Two   --  Approval of a New Investment
                                Advisory Agreement
                                between a Fund and Aegis
                                Financial Corporation
Part Two -   Independent Registered Public Accounting Firm
Part Three - Proxy Voting and Shareholder Meetings
Part Four -  Other Information
                 Officers Information
                 Stock Ownership
                 Information as to the Funds' Investment Adviser
                     and Administration
                 Submission of Proposals for Next Meeting of Shareholders Other Matters
                 Reports to Shareholders
Appendix A - Additional Information Regarding Directors/Trustees
Appendix B - Nominating and Governance Committee Charter
Appendix C - Form of New Investment Agreement (Aegis Value Fund, Inc.) Appendix D - Form of New Investment Advisory Agreement (Aegis High Yield Fund) Appendix E - Share Ownership
Appendix F - Brokerage Commissions

                              JOINT PROXY STATEMENT
                               (February __, 2007)

                             Aegis Value Fund, Inc.

                             Aegis High Yield Fund,
                           a series of The Aegis Funds

                              1100 North Glebe Road
                                   Suite 1040
                            Arlington, VA 22201-4798

                      JOINT SPECIAL MEETING OF SHAREHOLDERS

                                  April 4, 2007

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors/Trustees (each, a "Board" and collectively, the "Boards") of Aegis Value Fund, Inc. and Aegis High Yield Fund, a series of The Aegis Funds (each, a "Fund" and collectively, the "Funds") to be voted at the Joint Special Meeting of Shareholders of the Funds (the "Meeting") or at any postponement or adjournment thereof. The Meeting is scheduled to be held at the offices of Seward & Kissel LLP, 1200 G Street, NW, Suite 350, Washington, DC 20005, on April 4, 2007 at 10:00 a.m., Eastern Standard Time.

The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by Aegis Financial Corporation ("AFC"), the Funds' investment adviser. The Notice of Joint Special Meeting of Shareholders, Proxy Statement, and Proxy Card are being mailed to shareholders on or about February __, 2007.

The Boards have fixed the close of business on February 15, 2007 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. The outstanding voting shares of the Funds as of the Record Date consisted of __________ shares of common stock of Aegis Value Fund, Inc. and __________ shares of beneficial interest of Aegis High Yield Fund, each share being entitled to one vote. Shares may be voted in person or by proxy.

As a shareholder of a Fund, you are being asked to consider and vote on the following two Proposals (collectively, the "Proposals") with respect to that
Fund:

     1. The election of two Directors/Trustees of the Fund, each such Director/Trustee to serve for a term of indefinite duration and until his successor is duly elected and qualifies.

     2. The approval of a new investment advisory agreement between the Fund and AFC.

                                    PART ONE

                                  THE PROPOSALS

PROPOSAL ONE:         Election of Directors or Trustees of each Fund
                      -----------------------------------------------

At the Meeting, shareholders of each Fund will vote on the election of two Directors/Trustees of the Fund. Each Director/Trustee elected at the Meeting will serve for a term of indefinite duration and until his successor is duly elected and qualifies. The following individuals were recommended by the executive officers of the Funds to each Fund's Nominating Committee and have been nominated for election as a Director/Trustee of each Fund. It is the intention of the persons named as proxies in the accompanying Proxy Card to nominate and vote in favor of the nominees named below for election as Director/Trustee of each Fund.

                                David A. Giannini
                                 V. Scott Soler

Each nominee has consented to serve as a Director/Trustee of each Fund. The Boards know of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Boards may recommend.

Certain information concerning the nominees is set forth below:

                                                                                    Number of
                                                   Principal                        Portfolios in
                                                   Occupation(s)                    Fund Complex        Other Directorships
Name, Address                                      During                           Overseen by         Held by
and Age                        Years of Service*   Past 5 Years                     Director/Trustee    Director/Trustee
-------------                  -----------------   ------------                     ----------------    --------------------
David A. Giannini              Since March 2006    Institutional equity sales and           2                   None
30 Rockefeller Plaza                               research with Scarsdale
Suite 4250                                         Equities since 2006;
New York, NY  10112                                institutional equity sales and
Age:  53                                           research with Sanders Morris
                                                   Harris, 1997-2006.  Trustee of
                                                   The Aegis Funds since 2006;
                                                   Director of the Fund since
                                                   2006.

V. Scott Soler                 Not applicable      Managing Director of Quantum             2              Action Energy,
777 Walker Street                                  Energy Partners since 2006;                            Calgary, Alberta
Suite 2530                                         Managing Director of Morgan
Houston, TX  77002                                 Stanley 1999-2006.
Age:  37

----------------------
* "Years of Service" refers to the total number of years served as a Director/Trustee.

As of the Record Date, to the knowledge of management, the Directors/Trustees and officers of a Fund, both individually and as a group, owned __% of the shares of the Aegis Value Fund, Inc. and ___% of the shares of the Aegis High Yield Fund. Additional information related to the equity ownership of the Directors/Trustees and the compensation they received from each Fund is presented in Appendix A. During each Fund's most recently completed fiscal year, the Directors/Trustees as a group did not engage in the purchase or sale of more than 1% of any class of securities of AFC.

During each Fund's fiscal year ended in 2006, the Board of the Aegis Value Fund met five times and the Board of Aegis High Yield Fund met seven times. Each Director/Trustee attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he served. Neither Fund has a policy that requires a Director/Trustee to attend annual meetings of shareholders, but the Funds encourage such attendance.

Each Board has two standing committees: an Audit Committee and a Nominating and Governance Committee. The members of each Fund's Audit and Nominating and Governance Committees are Eskander Matta (Chairperson) and David Giannini, who are all of the Independent Directors/Trustees of the Fund. The Audit Committees do not have an audit committee financial expert. The Audit Committees have determined that they will retain the services of an independent expert when and if such need arises. The Audit Committees meet as needed to review a Fund's financial statements; approve the selection of and consult with a Fund's independent accountants concerning the Fund's annual audit and any related accounting issues; receive the independent accountants' report on internal controls and procedures; and monitor the procedures in place for regulatory compliance. The Audit Committees met once during each Fund's fiscal year ended in 2006.

The Nominating and Governance Committee of each Fund did not meet during the Fund's most recently completed fiscal year. The Boards have adopted a charter for the Nominating and Governance Committees, a copy of which is included as Appendix B. Pursuant to the charter, the Nominating and Governance Committees identify, evaluate and select and nominate candidates for a Board and assists the Board in carrying out its responsibilities with respect to governance of a Fund. The Committee also may set standards or qualifications for Board members. The Committees may consider candidates as Directors/Trustees submitted by a Fund's current Board members, officers, investment adviser and other appropriate sources. The Committees will not consider candidates as Directors/Trustees submitted by a Fund's shareholders.

To communicate with an individual Director/Trustee of a Fund, a shareholder must send a written communication to the Fund's principal office at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201-4798, addressed to the individual Director/Trustee. All shareholder communications received in accordance with this process will be forwarded to the individual Director/Trustee to whom the communication is addressed.

Approval of Proposal One with respect to Aegis Value Fund, Inc. requires a majority of the votes cast at the Meeting. Approval of Proposal One with respect to Aegis High Yield Fund requires the affirmative vote of a plurality of the shares of the Fund present at the Meeting.

               Each Board unanimously recommends that the shareholders of its Fund vote "FOR" each of the nominees listed above to serve as a Director or Trustee of the Fund.

PROPOSAL TWO: Approval of a New Investment Advisory Agreement between each Fund and Aegis Financial Corporation
              -----------------------------------------------------------------

On January 22, 2007, the Directors/Trustees approved a new investment advisory agreement between AFC and each Fund (each, a "New Advisory Agreement" and collectively, the "New Advisory Agreements") and are recommending that shareholders of each Fund approve the New Advisory Agreement for their Fund. (Forms of the agreement are included as Appendix C and Appendix D.) As described below, the New Advisory Agreements are substantially similar to the interim advisory agreements currently in effect between AFC and each Fund (each, an "Interim Advisory Agreement" and collectively, the "Interim Advisory Agreements") and the advisory agreements between AFC and each Fund that were approved previously by each Fund's shareholders (each, a "Previous Advisory Agreement" and collectively, the "Previous Advisory Agreements").

AFC currently serves as adviser to each Fund pursuant to the Interim Advisory Agreements. The reason the Directors/Trustees are proposing a New Advisory Agreement for each Fund is that the Interim Advisory Agreements will automatically terminate 150 days from January 31, 2007 (i.e., June 30, 2007). The Interim Advisory Agreements went into effect when a change of control of AFC occurred, which was the result of transactions on January 2, 2007 and January 31, 2007 among the owners of AFC (collectively, the "Transaction").

The Investment Company Act of 1940, as amended (the "1940 Act"), provides that an advisory agreement of a mutual fund must require its automatic termination in the event of its "assignment" (as that term is defined in the 1940 Act), such as when a controlling block of the securities of the Funds' investment adviser is transferred resulting in a change in control of the investment adviser. Under the 1940 Act, a mutual fund generally cannot enter into an advisory contract, such as the New Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. At the Meeting, shareholders will be asked to consider and approve the New Advisory Agreement with respect to their Fund. The Directors/Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the New Advisory Agreement for each Fund, so that AFC can continue to manage each Fund on the same terms as were in effect prior to the Transaction. Neither Fund's investment advisory fee will increase under its New Advisory Agreement.

Information Regarding AFC
-------------------------

AFC, located at 1100 North Glebe Road, Suite 1040, Arlington, VA 22201-4798, is a Delaware corporation. As of February 1, 2007, AFC had approximately $505 million in assets under management.

Messrs. Barbee and Berno are managing directors of AFC and have been associated with AFC for more than five years. Mr. Barbee serves as Secretary and Treasurer of each Fund, and Mr. Berno serves as President of each Fund.

Each of Messrs. Barbee and Berno is a beneficial owner of shares of common stock of AFC (the only class of voting securities of AFC) (the "Shares"). As of February 1, 2007, Messrs. Barbee and Berno, respectively, owned beneficially 1,295 and 105 Shares, collectively constituting 100%, and individually constituting approximately 92.5% and 7.5%, respectively, of the Shares. None of the other Directors/Trustees of the Funds, Messrs. Matta or Giannini, is a beneficial owner of the Shares.

Except for the Transaction, none of the Funds' Directors/Trustees have engaged during a Fund's current fiscal year in a purchase or sale of AFC's Shares in an amount exceeding 1% of AFC's Shares.

Description of the Transaction
------------------------------

Prior to January 2, 2007, Paul Gambal, Scott Barbee and William Berno each owned one-third of the Shares. Pursuant to a stock purchase agreement, dated as of November 8, 2006, AFC agreed to purchase (and subsequently retire) Mr. Gambal's Shares. Pursuant to a second stock purchase agreement, dated as of January 31, 2007, Mr. Barbee agreed to acquire a substantial portion of Mr. Berno's Shares. The Transaction was completed on January 31, 2007.

As a result of the Transaction, Mr. Barbee owns approximately 92.5% of the Shares, Mr. Berno owns approximately 7.5% of the Shares, and Mr. Gambal no longer owns any Shares.

The Transaction constituted a transfer of a controlling block of the voting securities of AFC and resulted in an assignment of the Previous Advisory Agreements. By their terms, the Previous Advisory Agreements automatically terminated upon their assignment.

Considerations Under the 1940 Act
---------------------------------

     A.   Section 15(f) of the 1940 Act

Section 15(f)(1) of the 1940 Act provides that when a sale of securities or a controlling interest in an investment adviser to a fund occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as no "unfair burden" is imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.(1) The term "unfair

----------
     (1) Section 15(f) also provides that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund's board of directors must be independent directors. The Funds are exempt from this provision pursuant Section 15(f)(4).


burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services).

AFC has certified to the Boards of Directors/Trustees that for a period of two years after the closing of the Transaction, no "unfair burden" (as that term is defined in the 1940 Act) will be imposed on either Fund as a result of the Transaction ("AFC's Section 15(f) Certification").

     B.   Rule 15a-4 under the 1940 Act

In anticipation of the termination of the advisory agreements and for the reasons set forth below, the Boards, including a majority of the Independent Directors, on January 22, 2007, considered and approved the Interim Advisory Agreements at a special meeting convened for that purpose pursuant to Rule 15a-4 under the 1940 Act. Rule 15a-4 permits a mutual fund to be advised under an interim advisory agreement until shareholders can vote on a new advisory agreement provided certain requirements of the rule are satisfied. By their terms, the Interim Advisory Agreements automatically terminate on June 30, 2007.

In anticipation of the termination of the Interim Advisory Agreements and for the reasons set forth below, the Boards, including a majority of the Independent Directors/Trustees, on January 22, 2007 also considered and approved the New Advisory Agreements. The New Advisory Agreements, if approved by shareholders, will be effective as of the date of shareholder approval. In order for a New Advisory Agreement to take effect, the 1940 Act requires that the shareholders of a Fund approve the New Advisory Agreement with respect to that Fund.

Rule 15a-4(b)(2) permits an adviser to serve as an investment adviser to a mutual fund under an interim advisory agreement after the termination of the existing shareholder-approved advisory agreement, if:

     (i) The compensation to be received under the interim agreement is no greater than the compensation the adviser would have received under the previous agreement;

     (ii) The board of directors, including a majority of the disinterested directors, has voted in person to approve the interim agreement before the previous agreement is terminated;

    (iii) The board of directors, including a majority of the disinterested directors, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;

     (iv) The interim agreement provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

     (v) The interim agreement contains the same terms and conditions as the previous agreement, with the exception of its effective and termination dates, provisions governed by paragraphs (i), (iv), and
          (vi) of Rule 15a-4(b)(2), any other differences in terms and conditions that the board of directors, including a majority of the disinterested directors, finds to be immaterial;

     (vi) The interim agreement contains the following provisions:

          (A) The compensation earned under the agreement will be held in an interest-bearing escrow account with the fund's custodian or a bank;

          (B) If a majority of the fund's outstanding voting securities approves an agreement with the adviser by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the adviser; and

          (C) If a majority of the fund's outstanding voting securities does not approve an agreement with the adviser, the adviser will be paid, out of the escrow account, the lesser of:

                    (1) Any costs incurred in performing the interim agreement (plus interest earned on that amount while in escrow); or

                    (2) The total amount in the escrow account (plus interest earned); and

    (vii) The board of directors of the fund satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

The Boards determined that the Interim Advisory Agreements contained the provisions required by the Rule and set forth above in (i), (iv), (v) and (vi). The Boards noted that the Funds had established escrow accounts with their custodian in which the advisory fees to be paid to AFC for the period commencing January 2, 2007 and ending on the date of shareholder approval of the New Advisory Agreements would be held and that, upon the vote on such agreements by shareholders, AFC would receive the funds held in the escrow accounts in accordance with (vi)(C)(1) or (2) above. As discussed below under "Basis for the Boards' Approval of the Agreements", the Boards also made the determinations required by the above subparagraph (iii).

Description of the Previous Advisory Agreements
-----------------------------------------------

AFC has acted as adviser for the Funds since the inception of each Fund, and currently acts as each Fund's adviser pursuant to the Interim Advisory Agreements. In connection with the commencement of the investment operations of Aegis Value Fund, Inc., the Directors and shareholders approved the Previous Advisory Agreement at a meeting held on March 11, 1998 and the Directors last approved the continuance of the Previous Advisory Agreement at a meeting held on March 10, 2006. In connection with the commencement of the investment operations of the Aegis High Yield Fund, the Trustees and shareholders approved the Previous Advisory Agreement at a meeting held on August 15, 2003 and the Trustees last approved the continuance of the Previous Advisory Agreement at a meeting held on March 10, 2006.

Comparison of Previous Advisory Agreements and New Advisory Agreements
----------------------------------------------------------------------

The terms of each New Advisory Agreement, including fees payable to AFC by each Fund thereunder, are substantially similar to those of the Previous Advisory Agreement, except for the effective and termination dates. A New Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for a Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. For a complete understanding of the New Advisory Agreements, please refer to the form of each New Advisory Agreement provided in Appendix C and Appendix D. The following paragraphs briefly highlight some important provisions contained in the New Advisory Agreements.

     A.   Advisory Services

The services to be provided by AFC to each Fund under the New Advisory Agreements will be identical to those services that were provided by AFC to each Fund under the Previous Advisory Agreements. The Previous Advisory Agreements and the New Advisory Agreements provide that AFC, under the supervision of the Directors/Trustees, will (i) decide what securities to buy and sell for a Fund's portfolio and (ii) select brokers and dealers to carry out portfolio transactions for a Fund.

     B.   Expenses

The provisions of the New Advisory Agreements regarding expenses are identical to the provisions of the Previous Advisory Agreements. Under the terms of the Previous Advisory Agreements and New Advisory Agreements, AFC will bear all expenses incurred by it in the performance of its duties. A Fund shall be responsible for custody fees and other charges and expenses of its operations, such as compensation of the independent Directors/Trustees, independent accountants and legal counsel.

     C.   Compensation

AFC will receive compensation at the same rates under the provisions of the Previous Advisory Agreements and the New Advisory Agreements. Under the Previous Advisory Agreements, the annual advisory fee rate payable to AFC with respect to a Fund and the aggregate fee paid to AFC for that Fund's most recent fiscal year were as follows:


                                 Advisory Fee                 Advisory Fee Paid
                          (as a Percentage of Average        for the Most Recent
        Fund                   Daily Net Assets)                 Fiscal Year
--------------------------------------------------------------------------------
Aegis Value Fund, Inc.             1.20%(2)                      $5,877,317(3)

Aegis High Yield Fund              0.90%(4)                      $24,083(5)

----------
(2) AFC has entered into an expense limitation agreement with the Fund pursuant to which AFC has agreed to waive fees and/or reimburse the Fund's expenses for the Fund's current fiscal year in order to limit the Fund's total operating expense to 1.50% of the Fund's average daily net assets.

(3)  Fiscal year ended August 31, 2006.

(4) AFC has entered into an expense limitation agreement with the Fund pursuant to which AFC has agreed to waive fees and/or reimburse the Fund's expenses for the Fund's current fiscal year in order to limit the Fund's total operating expense to 1.20% of the Fund's average daily net assets.

(5)  Fiscal year ended December 31, 2006.


     D.   Duration and Termination of the Agreements

The Previous Advisory Agreement for each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually (i) by the Directors/Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Directors/Trustees. The New Advisory Agreement for each Fund provides that it will continue in effect for an initial period that ends on December 31, 2008 and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually in the manner described above.

The Previous Advisory Agreements and the New Advisory Agreements provide that each may be terminated without penalty by vote of a majority of the Directors/Trustees or by vote of a majority of the outstanding voting securities of a Fund, on sixty days' written notice to AFC, or by AFC upon sixty days' written notice to the Aegis Value Fund, Inc. and ninety days' written notice to the Aegis High Yield Fund and will terminate automatically in the event of its "assignment" as defined in the 1940 Act.

     E.   Liability of AFC

The Previous Advisory Agreements and New Advisory Agreements provide that AFC will not be liable to a Fund or any shareholder of the Fund except for liability arising from AFC's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

AFC does not serve as investment adviser to any registered investment company other than the Funds. The date of the New Advisory Agreements will be different from that of the Previous Advisory Agreements, and certain other non-material changes have been made to the New Advisory Agreements.

Basis for the Boards' Approval of the Agreements
------------------------------------------------

As noted above, the Boards at a meeting held on March 10, 2006 considered and approved the continuation of the Previous Advisory Agreements between each Fund and AFC for a period of one year, based on its review of the qualitative and quantitative information provided by AFC prior to that meeting. At the meeting held on January 22, 2007, each Board considered and approved an Interim Advisory Agreement and New Advisory Agreement (collectively, the "Agreements"), based on its review of the Transaction, the information AFC provided about the Transaction's effect on the Agreements and a Fund and the information AFC provided in response to requests for information made pursuant to Section 15(c) of the 1940 Act (the "Section 15(c) Information").

Each Board considered the information AFC provided to it on the Transaction and the New Advisory Agreement. In connection with its determinations, each Board considered, among other things, the following information:

     (i) there is not expected to be any diminution in the nature, quality and extent of services provided to a Fund and its shareholders by AFC;

     (ii) the Transaction is not expected to result in any changes in AFC's investment approach with respect to a Fund;

    (iii) the advisory fee rates charged to a Fund under the New Advisory Agreement will not change as a result of the Transaction;

     (iv) the New Advisory Agreement is substantially similar to the Previous Advisory Agreement, except for the effective and termination dates;

     (v)  the information contained in AFC's Section 15(f) Certification;

     (vi) AFC has agreed to pay all expenses of a Fund in connection with a Board's consideration of the New Advisory Agreement and all costs of soliciting shareholder proxies and shareholder meetings and, as a result, a Fund will bear no costs in obtaining shareholder approval of the New Advisory Agreement; and

    (vii) a Fund's portfolio manager will remain with AFC and serve in such capacity for such time as he and AFC so desire.

In it deliberations on the Agreements, the Boards also considered the Section 15(c) Information provided to them by AFC. The Boards did not identify any particular information that was all-important or controlling, and evaluated all information available to them. The Boards concluded that the terms of the Agreements are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, that the Agreements should be approved, and that the New Advisory Agreements should be recommended to Fund shareholders for their approval. In approving the Agreements, the Board, including the Independent Directors/Trustees, considered and made the following conclusions with respect to the following relevant factors.

     A.   Nature, Extent and Quality of Services Provided by AFC

The Boards reviewed the scope of services provided by AFC. The Boards concluded that they continue to be satisfied with the quality and value of the investment advisory services provided to each of the Funds. The Boards concluded that they continue to have confidence in the management style and discipline followed by AFC.

As to each Fund, the Boards considered the nature and quality of services provided by or overseen by AFC on behalf of the Fund. The Boards evaluated the compliance procedures of AFC, including its trade allocation procedures, and the internal control systems of AFC. The Boards also considered AFC's resources, including its in-house research capabilities, and future plans for each Fund. On the basis of these factors, the Boards then determined that the nature and quality of the services provided by or overseen by AFC were consistent with its duties under the Agreements and appropriate and consistent with the investment program of each Fund.

Based on this review, the Boards concluded that the range and quality of services provided by AFC to the Funds were appropriate and were expected to continue under the Agreements.

     B.   The Investment Performance of the Funds and AFC

In connection with their review, the Boards reviewed statistical information regarding the performance of the Funds for recent quarterly, one-, three- and five-year periods ended December 31, 2006, as applicable, and a comparison of the Funds' performance to that of other funds registered under the 1940 Act. The Boards also received updated Fund performance information through December 31, 2006, provided by AFC prior to, and at, their January 22, 2007 meeting.

With respect to Aegis Value Fund, Inc., the Board noted that during the most recent calendar year, the Fund returned 17.79%, trailing its index benchmark, the Russell 2000 Value Index, which rose 23.48% during 2006. For the three-year period ended December 31, 2006, the Fund returned an 11.55% average annual total return, versus 16.48% for the Russell 2000 Value Index. For the five-year period, the Fund returned 13.82% average annual total return versus 15.37% for the index. From inception on May 15, 1998 through December 31, 2006, the Fund has returned an average annual total return of 15.20% versus 10.98% for the index.

With respect to Aegis High Yield Fund, the Board noted that the Fund completed its third year of operation in 2006. The Fund returned 15.13% for the year, which was ahead of the Lehman High Yield Index return of 11.85%. For the three-year period, the Fund has an 8.31% average annual total return versus 8.49% for the index.

In addition, the Boards noted that, in the case of both Funds, the performance disparity in recent years against the closest benchmark indices is primarily attributable to a cautious outlook toward the markets, as evidenced by significant cash holdings in each Fund. The Boards noted that AFC places an emphasis on capital preservation in the Fund portfolios, and continues to be invested in a conservative posture due to the relatively high valuations in the stock market combined with relatively low yields and spreads in the bond market. The Boards noted that this conservatism will often cause the Funds to underperform during periods of strong market appreciation. The Boards concluded that the Funds' performance was satisfactory.

     C.   AFC Profitability

The Boards reviewed AFC's profitability estimates. The Boards considered representations made by AFC with respect to (i) the profitability of managing the Funds to the Adviser, (ii) income received by AFC's affiliate, BGB Securities, Inc., and (iii) other benefits that might accrue to AFC as a result of its relationship with the Funds. (Appendix F presents the aggregate commissions paid by each Fund to BGB Securities, Inc. in fiscal year 2006.) Those benefits include the fact that the Funds' public performance record may at times attract inquiries regarding AFC's advisory services and may result in the acquisition of new advisory clients. The Boards determined that these factors would not prevent the Boards from approving the continuation of the advisory agreements.

    D.  Economies of Scale

The Boards reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Funds' respective asset levels. The Boards considered economies of scale and whether existing fees might require adjustment. During calendar 2006, assets of the Aegis Value Fund, Inc. declined from approximately $500 million to approximately $380 million. Assets of the Aegis High Yield Fund were roughly flat at $3 million. The Boards considered that AFC did not realize any material economies of scale during 2006, and that each Fund would have to show substantial growth in assets before any material economies of scale could be achieved.

The Boards did not believe that any modification of existing fee levels was necessary in light of the fact that each Fund's total annual expense ratio was comparable to the average expense ratio for the Fund's peers.

     E.   Comparisons of the Services to be Rendered and Fee Amounts

The Boards reviewed the fees paid to AFC and the Funds' overall expense ratios and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisers to similarly-situated funds offering similar services. In evaluating the Funds' advisory fees, the Boards also took into account the demands, complexity and quality of the investment management of the Funds.

The Boards did not compare the fees paid to AFC by the Funds against the fees paid to AFC by its other non-investment company, advisory clients because of the significant differences between the contractual and regulatory requirements applicable to the Funds and the other clients.

With respect to Aegis Value Fund, Inc., the Board noted that the Fund paid an advisory fee of 1.20% of net assets during fiscal 2006. Other fund expenses were 0.21%, for a total expense ratio of 1.41%. Currently, the Fund's expense ratio is well below its expense limitation of 1.50%. The Board also noted that according to a search of small value funds on Morningstar.com, the average total expense ratio of the 401 small value equity funds currently tracked by Morningstar is 1.54%, with the average size of the funds being $704 million. Morningstar rates 195 no-load funds in its small value category, and those funds had an average expense ratio of 1.35%. Of the no-load small value funds in the category, 164 funds had total expense ratios less than or equal to 1.50%.

With respect to Aegis High Yield Fund, the Board noted that the Fund paid an advisory fee of 0.90% of net assets during fiscal 2006. Other fund expenses were capped at 0.30%, for a total expense ratio of 1.20%. The Fund's actual expenses for fiscal 2006 were approximately 5.17%, and for fiscal 2005 were 3.82% of net assets, with the excess being absorbed by AFC. The Board also noted that according to a search of high-yield bond funds on Morningstar.com, the average total expense ratio of the 550 high-yield funds currently tracked by Morningstar is 1.25%, with the average size of the funds being $1.29 billion. The 212 no-load funds in the category had an average expense ratio of 1.12%. Of the 550 high-yield funds in the category, 186 funds had total expense ratios less than or equal to 1.00%.

The Board concluded, therefore, that the fees charged by AFC are reasonable in light of the quality and nature of the services provided by AFC.

     F.   Conclusion

The Directors/Trustees noted that the services to be provided under the Agreements are substantially similar to those provided under the Previous Advisory Agreements. The Directors/Trustees concluded that the advisory fee rates are reasonable in relation to the services provided and that the Agreements are in the best interests of the respective Fund's shareholders. The Directors/Trustees concluded also that it was appropriate for AFC to be compensated for its services under the Interim Advisory Agreements by the payment to AFC of the advisory fees escrowed pursuant to the Escrow Agreements.

          Each Board unanimously recommends that the shareholders of its Fund vote to approve the New Advisory Agreement applicable to that Fund.


                                    PART TWO

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committees are responsible for the appointment, compensation, retention and oversight of the work of the Funds' independent registered public accounting firm. At a meeting held on November 17, 2006, the Board of Directors of Aegis Value Fund, Inc. by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons," approved Briggs, Bunting & Dougherty, LLP, independent registered public accounting firm, to audit the Fund's accounts for the fiscal year ending August 31, 2007. At the meeting held on January 22, 2007, the Board of Trustees of The Aegis Funds by the vote, cast in person, of a majority of the Trustees, including a majority of the Trustees who are not "interested persons," approved Briggs, Bunting & Dougherty, LLP, independent registered public accounting firm, to audit the Aegis High Yield Fund's accounts for the fiscal year ending December 31, 2007.

Briggs, Bunting & Dougherty, LLP has audited each Fund's accounts for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of Briggs, Bunting & Dougherty, LLP will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the shareholders.

The following table sets forth the aggregate fees billed by Briggs, Bunting & Dougherty, LLP for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report(s) to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, AFC and entities that control, are controlled by or under common control with AFC that provide ongoing services to the Fund ("Service Affiliates").


                                                                                             All Fees for Non-Audit
                                                 Audit-               All Other Fees for     Services Provided to the
                                                Related       Tax      Services Provided          Fund, AFC and
                              Audit Fees          Fees        Fees       to the Fund           Service Affiliates
                              ----------          ----        ----       -----------           ------------------
Aegis Value Fund, Inc.
2005                            $17,500            $0       $1,500            $0                    $12,000
2006                            $18,500            $0       $2,000            $0                    $14,000
Aegis High Yield Fund
2005                            $11,000            $0       $1,500            $0                    $12,000
2006                            $11,500            $0       $2,000            $0                    $14,000


Each Audit Committee's policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the independent registered public accounting firm. An Audit Committee's policies and procedures also require pre-approval of all audit and non-audit services provided to AFC and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of a Fund. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the preceding table are for services pre-approved by each Fund's Audit Committee.

The amount of the fees for Non-Audit Services provided to a Fund, AFC and Service Affiliates for 2006 that was pre-approved by the Audit Committee was $14,000 with respect to each Fund. The Audit Committees have considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds' independent registered public accounting firm to AFC and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.


                                   PART THREE

                      PROXY VOTING AND SHAREHOLDER MEETINGS

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of each of the nominees as a Director or Trustee (Proposal One) and
(ii) to approve the New Advisory Agreement between a Fund and AFC (Proposal
Two). Any shareholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of the Funds at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201-4798, by signing and submitting another proxy of a later date, or by personally voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

The approval of Proposal One with respect to the Aegis Value Fund, Inc. requires a majority of the votes cast at the Meeting. The approval of Proposal One with respect to the Aegis High Yield Fund requires the affirmative vote of a plurality of the shares of the Fund present at the Meeting. The approval of Proposal Two with respect to each Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities," of that Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes, if any, will be considered present for purposes of determining the existence of a quorum. With respect to the Proposals, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those Proposals. If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other Proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

A quorum for the Meeting with respect to the Aegis Value Fund, Inc. will consist of the presence in person or by proxy of the holders of record of at least a majority of the outstanding shares of the Fund entitled to vote at the Meeting. A quorum for the Meeting with respect to the Aegis High Yield Fund will consist of one-third of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Boards on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 30 days after the date of the Meeting in the case of Aegis Value Fund, Inc. or for up to 60 days in the case of Aegis High Yield Fund to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement or with respect to either Fund and a shareholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of each Board on a Proposal will be voted against adjournment as to that Proposal.

The Fund has engaged The Altman Group (the "Proxy Solicitor"), 60 East 42nd Street, Suite 405, New York, NY 10165, to assist in soliciting proxies for the Meeting. It is estimated that the Proxy Solicitor will receive a fee of approximately $25,000 for its services, to be paid by AFC plus reimbursement of out-of-pocket expenses.


                                    PART FOUR

                                OTHER INFORMATION

Officer Information

Certain information concerning the Funds' officers is set forth below. The Funds' officers are elected by the Boards and serve for a term of one year and until his successor is duly elected and qualifies. The earliest date for which an officer was elected to serve in that capacity is presented below.

                                                                          Principal Occupation During the
Name, Age and Address*                Position(s) and Year Elected        Past 5 Years
----------------------                ----------------------------        -------------------------------
William S. Berno                      President of Aegis Value Fund,      President and Managing Director
53                                    Inc. since 1997; President of       of AFC since 1994; President of
                                      Aegis High Yield Fund since 2003    Aegis Value Fund, Inc. since
                                                                          1997; President of Aegis High
                                                                          Yield Fund since 2003

Scott L. Barbee                       Treasurer of Aegis Value Fund,      Treasurer and Managing Director
35                                    Inc. since 1997; Treasurer of       of AFC since 1997; Secretary
                                      Aegis High Yield Fund since 2003;   of AFC since 2007, Treasurer of
                                      Secretary of each Fund since 2006   Aegis Value Fund, Inc. since
                                                                          1997; Treasurer of Aegis High
                                                                          Yield Fund since 2003; Secretary
                                                                          of each Fund since 2006

Skyler Showell                        Chief Compliance Officer of each    Chief Compliance Officer of AFC
32                                    Fund since 2004                     since 2003; Compliance
                                                                          Consultant, 2002-2003; Chief
                                                                          Compliance Officer of each Fund
                                                                          since 2004

-----------------------
* The address for each of the officers is 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201-4798.

Stock Ownership

Information regarding person(s) who owned of record or were known by each Fund to beneficially own 5% or more of the Fund's shares on the Record Date is provided in Appendix E.

Information Concerning the Funds' Investment Adviser and Administrator

The Funds' investment adviser is AFC, 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201-4798. The Funds' administrator is UMB Fund Services, Inc. ("UMBFS"), 803 West Michigan Street, Suite A, Milwaukee, WI, 53233. UMBFS oversees the day-to-day administration and operations of the Funds and provides transfer agency and related shareholder administrative services. The Funds distribute their shares.

Submission of Proposals for Next Meeting of Shareholders

The Funds do not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be considered at a Fund's next meeting of shareholders should send the proposal to the appropriate Fund so as to be received within a reasonable time before the applicable Board makes the solicitation relating to such meeting, in order to be included in that Fund's proxy statement and form of proxy card relating to such meeting.

Other Matters

Fund management does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

Reports to Shareholders

The Funds will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to shareholders and its subsequent semi-annual report to shareholders, if any, upon request and without charge. To request a copy, please call the Funds at (800) 528-3780 or write to the Funds' Secretary at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201-4798.

                                 By Order of the Boards of Directors/Trustees,

                                 William S. Berno
                                 President
                                 Aegis Value Fund, Inc.
                                 The Aegis Funds


February __, 2007
Arlington, Virginia

                                   APPENDIX A

               ADDITIONAL INFORMATION REGARDING DIRECTORS/TRUSTEES

Ownership in Each Fund
----------------------

The dollar range of each Fund's securities owned by the Directors/Trustees and nominees and the aggregate dollar range of securities owned in the Aegis Fund Complex are set forth below.


                                                       Aggregate Dollar Range of
                              Dollar Range of Equity   Equity Securities in the
                              Securities in the Fund      Aegis Fund Complex
                               as of the Record Date     as of the Record Date
                               ---------------------     ---------------------

Aegis Value Fund, Inc.
  William S. Berno                    $_____                    $_____
  Scott L. Barbee                     $_____                    $_____
  Eskander Matta                      $_____                    $_____
  David A. Giannini                   $_____                    $_____
  V. Scott Soler                      $_____                    $_____

Aegis High Yield Fund
  William S. Berno                    $_____                    $_____
  Scott L. Barbee                     $_____                    $_____
  Eskander Matta                      $_____                    $_____
  David A. Giannini                   $_____                    $_____
  V. Scott Soler                      $_____                    $_____

Compensation From the Funds
---------------------------

The Funds do not pay any fees or compensation to their officers or Interested Directors/Trustees, but the Independent Directors/Trustees each receive a fee of $1,000 from each Fund for each regular meeting of the Board of Directors/Trustees that they attend. In addition, the Funds reimburse their Independent Directors/Trustees for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings. The Funds offer no retirement plan or other benefits to their Directors/Trustees.

The aggregate compensation paid by each Fund to the Directors/Trustees during the Fund's fiscal year ended in 2006, the aggregate compensation paid to the Directors/Trustees during calendar year 2006 by all of the investment companies in the Aegis Fund Complex, and the total number of investment companies in the Aegis Fund Complex as to which the Directors/Trustees are a director or trustee and the number of investment portfolios as to which the Directors/Trustees are a director or trustee, are set forth below.

                                                                          Number of              Number of
                                                                          Investment             Investment
                                                                          Companies              Portfolios within
                                                                          in the Aegis Fund      the Aegis Fund
                                                    Compensation          Complex,               Complex,
                                 Compensation from  from the Aegis        including the          including the
                                 the Fund during    Fund Complex,         Fund, as to Which      Fund, as to which
                                 its Fiscal Year    including the         the Director is a      the Director is a
Name of Director/Trustee         ended in 2006      Fund, during 2006     Director or Trustee    Director or Trustee
------------------------         -------------      -----------------     -------------------    -------------------
Aegis Value Fund, Inc.
    Eskander Matta                    $5,500              $11,000                   2                      2
    David Giannini                    $2,000              $ 4,000                   2                      2

Aegis High Yield Fund
    Eskander Matta                    $7,000              $14,000                   2                      2
    David Giannini                    $5,000              $10,000                   2                      2

                                   APPENDIX B

                   NOMINATING AND GOVERANCE COMMITTEE CHARTER

                                 THE AEGIS FUNDS
                             AEGIS VALUE FUND, INC.

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee of each of the Aegis Value Fund, Inc. and The Aegis Funds (each, a "Fund" and collectively, the "Funds") shall be composed of all of the Independent Directors/Trustees of the applicable Fund. Management of a Fund, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration. The members of the Committee will select from their number a chairperson.

Board Nominations and Functions

1. A Committee shall recommend nominees to its Board of Directors/Trustees ("Board") for election to the Board. The Committee shall evaluate each candidate's qualifications for Board membership and with respect to Independent nominees, the Committee shall evaluate each such nominee's independence from the Fund's investment adviser, affiliates of the adviser and other principal service providers. In determining a nominee's qualifications for Board membership, the Committee may take into account a wide variety of factors (with no one factor being controlling) in considering candidates for membership on the Board, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies;
(iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the on-going functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. Additionally, with respect to evaluating candidates to serve as an independent member, the Board shall consider the candidate's ability to qualify as an Independent Director/Trustee for purposes of the Investment Company Act of 1940 and any other standards of independence that may be relevant to the Fund.

2. Each Committee shall periodically review the composition of its Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already serving on the Board.

3. It is currently the policy of each Committee not to consider nominees recommended by shareholders as candidates for Board membership. A Committee will periodically reevaluate the merits of this policy.

Corporate Governance Oversight and Functions

1. Each Committee shall oversee its Fund's policies and procedures regarding compliance with corporate governance policies.

2. Each Committee shall periodically review the Board governance procedures with respect to its Fund and shall recommend any appropriate changes to the Board.

3. Each Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking Board or management approval.

Adopted: January 22, 2007.

                                   APPENDIX C

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT
                            (Aegis Value Fund, Inc.)

     THIS AGREEMENT, dated as of the ___ day of ____________, 2007, is made by and between Aegis Value Fund, Inc., a Maryland corporation (the "Fund") and Aegis Financial Corporation (formerly, Berno, Gambal & Barbee, Inc.), a Delaware corporation (the "Advisor"). In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

     1. The Fund hereby employs and authorizes the Advisor to act as the investment advisor for and to manage at its sole discretion the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations; to place orders for execution and make purchases, sales and other changes in the investments of the Fund; and to administer its affairs to the extent requested by and subject to the supervision of the Board of Directors of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of the Articles of Incorporation and By-Laws of the Fund as may from time to time be in force.

     The Advisor accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment, to provide clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein provided be deemed to be an independent contractor, and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. All information and advice furnished by either party to the other shall be treated as confidential, except for information required to be disclosed by applicable securities laws and regulations.

     The Fund represents that the terms of this Agreement and the Fund's investment policies and limitations do not violate any obligation or restriction by which the Fund is bound, whether arising by contract, operation of law or otherwise, that all information that the Fund has provided to the Advisor is accurate, and that the Fund agrees to indemnify and hold the Advisor and its agents harmless from any liability, loss and expense arising out of any breach of any of the foregoing representations provided the Advisor or its agents have not acted with negligence or willful misconduct in respect thereof. The Advisor represents that the terms of this Agreement do not violate any obligation or restriction by which the Advisor is bound, whether arising by contract, operation of law or otherwise, that all information that the Advisor has provided to the Fund is accurate to the best of its knowledge.

     2. For the services and facilities described in Section 1, the Fund will pay to the Advisor at the end of each calendar month an investment management fee computed at the annual rate of 1.20% of the average daily net assets of the Fund.

     The net asset value of the Fund shall be calculated at the close of the New York Stock Exchange on each day the Exchange is open for trading or as of such other time or times as the directors may determine in accordance with the provisions of the Investment Company Act of 1940 (the "1940 Act"). On each day when net asset value is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

     For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. The services of the Advisor to the Fund under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

     3. In addition to the fee of the Advisor, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided in the Articles of Incorporation of the Fund. The Advisor shall not be required to pay and the Fund shall assume and pay the charges and expenses of its operations, including compensation of the directors (other than those affiliated with the Advisor), charges and expenses of independent auditors, of legal counsel, of shareholder services and information, of any transfer or dividend disbursing agent or any registrar of the Fund, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Advisor as herein provided without first obtaining the written approval of the Advisor. The Advisor shall arrange, if desired by the Fund, for officers or employees of the Advisor to serve, without compensation from the Fund, as directors, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

     4. Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Advisor as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Advisor may be interested in the Fund otherwise than as a director, officer or agent.

     5. The Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful malfeasance, bad faith or negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. It is understood that Advisor's investment advice, while based on information believed to be correct, is not guaranteed. The Advisor will not be responsible for the acts, omissions, or solvency of any broker, dealer or agent selected by the Advisor in good faith to effect any transaction for the Fund.

     6. This Agreement shall become effective at such time as it shall have been approved by the shareholders of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect through December 31, 2008, and thereafter for successive periods of twelve months, provided such continuance is specifically approved in such manner as is required in Section 15 of the Investment Company Act of 1940 and any regulations thereunder.

     This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time, without the payment of any penalty by the Fund (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on sixty
(60) days' written notice to the other party.

     This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding shares of common stock of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Advisor or any officer or director of the Advisor has taken any action which results in a breach of covenants of the Advisor set forth herein.

     Termination of this Agreement shall not affect the right of the Advisor to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

     7. In the event any provision or provisions of this Agreement shall be held to be illegal or invalid for any reason (including, without limitation, not conforming to applicable federal and state securities laws), the illegality or invalidity shall not effect the remaining provisions of this Agreement, but shall be fully severable and the Agreement shall be construed in force as if the illegal or invalid provisions had never been included herein. Furthermore, in lieu of such illegal or invalid provision, there shall be added automatically as part of the Agreement a provision as similar in terms to such illegal or such invalid provision as may be possible and be legal and valid.

     8. This Agreement contains the entire Agreement of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral or written, if any, between the parties hereto. No modification or amendment of any of the terms, conditions, or provisions herein may be made otherwise than by written agreement signed by the parties hereto.

     9. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute, collectively, one Agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart.

     10. Except to the extent preempted by federal securities laws, the laws of the State of Delaware shall govern the validity, construction, enforcement and interpretation of this Agreement.

     11. Any notice under this Agreement shall be in writing addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     12. No waiver by any party hereto of any breach of any covenant, condition or agreement hereof on the part of the parties hereto to be kept and performed shall be considered to constitute a waiver of any such covenant, condition or provision, or of any subsequent breach thereof.

     IN WITNESS WHEREOF, the Fund and the Advisor have caused this Agreement to be executed on the day and year first above written.

Date:________________________


Aegis Value Fund, Inc.                       Aegis Financial Corporation


By:  ____________________________________    By:  _____________________________
     William S. Berno, President/Director         Scott L. Barbee, Managing
                                                      Director

                                   APPENDIX D

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT
                             (Aegis High Yield Fund)

     THIS AGREEMENT, dated as of the ___ day of ____________, 2007, is made by and between The Aegis Funds, a Delaware statutory trust (the "Trust") operating as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of its investment series the Aegis High Yield Fund (the "Fund"), and Aegis Financial Corporation (formerly, Berno, Gambal & Barbee, Inc.), an investment adviser having its principal offices at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201 (the "Investment Adviser").

     WHEREAS, the Trust is registered as an open-end, management investment company under the 1940 Act; and

     WHEREAS, the Investment Adviser is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory services with respect to the Fund, and the Investment Adviser is willing to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties as follows:

     1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser hereby accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies of each of the following:

          (a) Resolutions of the Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement; and

          (b) The Fund's most recent Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

     The Fund will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject to the supervision of the Board of Trustees, the Investment Adviser will provide a continuous investment program for the Fund, including investment research and day-to-day management of the Fund's assets. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Investment Adviser will provide the services under this Agreement in accordance with the Fund's' investment objectives, policies and restrictions as stated in the Prospectus and resolutions of the Board of Trustees. The Investment Adviser further agrees that it:

          (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

          (b) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, which may include affiliates of the Investment Adviser. In executing portfolio transactions, the Investment Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and any other accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser is authorized, subject to the prior approval of the Board of Trustees, to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction in such instances where the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer as viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Fund. In addition, the Investment Adviser may take into account the sale of the Fund's shares in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Fund, the Investment Adviser or the principal underwriter), provided that the Investment Adviser believes that the quality of execution and the commission are comparable to what they would be by other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Adviser or the principal underwriter or any affiliated person of either the Fund, the Investment Adviser or the principal underwriter or any affiliated person of the Fund, the Investment Adviser or the principal underwriter, acting as principal in the transaction except to the extent permitted by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.;

          (c) will maintain all books and records with respect to the Fund's securities transactions which the Fund is required to maintain under applicable laws and will furnish the Board of Trustees such periodic and special reports as the Board may request; and

          (d) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to, and approval in writing by, the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Board of Trustees.

     4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others whether or not for compensation so long as its services under this Agreement are not impaired thereby.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required by Rule 31a-1 to be maintained under the 1940 Act.

     6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of the effectiveness of this Agreement, the Fund will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefore a fee, accrued daily and paid monthly, at an annual rate of 0.90% of the daily net asset value of the Fund.

     8. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. Duration and Termination. This Agreement will become effective at such time as shall have been approved by the shareholders of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect through December 31, 2008, and thereafter for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding, the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the
Fund) on sixty days' written notice or by the Investment Adviser on ninety days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act).

     10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties hereto. No material amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

     11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                THE AEGIS FUNDS, on behalf of
                                The Aegis High Yield Fund


                                By: _________________________________


                                Name:  ______________________________


                                Title:  _____________________________


                                AEGIS FINANCIAL CORPORATION


                                By: _________________________________


                                Name:  ______________________________


                                Title:  _____________________________

                                   APPENDIX E

                                 SHARE OWNERSHIP

The following person(s) owned of record or were known by each Fund to beneficially own 5% or more of the Fund's shares as of the Record Date.

Fund                     Name and Address          Amount              Percent
----                     ----------------          ------              -------

Aegis Value Fund, Inc.

Aegis High Yield Fund

                                   APPENDIX F

                              BROKERAGE COMMISSIONS

The aggregate commissions paid to BGB Securities, Inc., an affiliated broker-dealer, during each Fund's last completed fiscal year is set forth below.


                         Aggregate Amount of        Percentage of the Fund's
Fund                     Brokerage Commission    Aggregate Brokerage Commission
----                     --------------------    ------------------------------

Aegis Value Fund, Inc.         $42,560                       23.7%

Aegis High Yield Fund           $ 110                        55.0%


SK 23261 0002 743618 v2

FORM OF                       AEGIS VALUE FUND, INC.                    FORM OF
========                                                                =======
PROXY CARD                    AEGIS HIGH YIELD FUND,                  PROXY CARD
==========                                                            ==========
                           a series of The Aegis Funds

                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 4, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AEGIS VALUE FUND, INC. AND THE BOARD OF TRUSTEES OF THE AEGIS FUNDS, ON BEHALF OF AEGIS HIGH YIELD FUND

The undersigned hereby appoints William S. Berno and Scott L. Barbee, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Special Meeting of Shareholders (the "Meeting") of the Aegis Value Fund, Inc. and Aegis High Yield Fund (each a "Fund" and collectively, the "Funds") to be held at 10:00 a.m., Eastern Standard Time, on April 4, 2007 at the offices of Seward & Kissel LLP, 1200 G Street, NW, Suite 350, Washington, DC 20005, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of Notice of Joint Special Meeting of Shareholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director or Trustee and "FOR" the new investment advisory agreement between a Fund and Aegis Financial Corporation. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: _________________________________
VOTE VIA THE TELEPHONE: (___) ___-____

Please vote, date and sign and return this proxy card promptly if you are not voting via the internet or by telephone. You may use the enclosed envelope.

Note: Please sign exactly as name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

-----------------------------------------
Stockholder sign here

-----------------------------------------
Co-owner sign here

-----------------------------------------
Date

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  [__]

                                                   For       Withhold    For All
                                                   All          All      Except

1. To elect Directors or Trustees of a Fund       /__/        /__/      /__/

   01. David A. Giannini
   02. V. Scott Soler


To withhold authority to vote for any individual, mark the box ALL and write the nominee's number on the line provided.
______________________________________________________________________


                                                   For       Against     Abstain
2. To approve the new investment advisory         /__/        /__/      /__/
   agreement.


3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder(s).








SK 23261 0002 745039